FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT


                  This Amendment is made as of the 23rd day of April, 1997 by and between GATEWAY DATA SCIENCES CORPORATION, an Arizona corporation, and GATEWAY CREDIT CORPORATION, an Arizona corporation (jointly, the "Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").


                                    Recitals

                  The Borrower and the Lender have entered into the Credit and Security Agreement dated as of February 21, 1997 (the "Credit Agreement").

                  The Lender has agreed to make certain loan advances to the Borrower and to issue or cause to be issued certain letters of credit for the account of the Borrower pursuant to the terms and conditions set forth in the Credit Agreement.

                  The loan advances under the Credit Agreement are evidenced by the Borrower's Revolving Note dated as of February 21, 1997, in the maximum principal amount of $3,000,000.00 and payable to the order of the Lender (the "Note").

                  All indebtedness of the Borrower to the Lender is secured pursuant to the terms of the Credit Agreement and all other Security Documents as defined therein (collectively, the "Security Documents").

                  The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

                   1. Terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

                   2. The Credit Agreement is hereby amended as follows:

                           (a) In section 1.1 of the Credit Agreement, the definition of "Commitment" is hereby deleted in its entirety and replaced with the following definition:

                           "'Commitment' means Three Million Five Hundred Thousand Dollars ($3,500,000.00), unless said amount is reduced pursuant to Section 2.9(b) hereof, in which event it means the amount to which said amount is reduced."

                  At the earlier of May 1, 1997 or the date of Borrower's receipt of payment from CSK, Inc. of an invoice in the amount of $1,350,000.00, the replacement definition of "Commitment" as stated immediately above will be deleted in its entirety and replaced with the following definition:

                           "'Commitment' means Three Million Dollars ($3,000,000.00), unless said amount is reduced pursuant to Section 2.9(b) hereof, in which event it means the amount to which said amount is reduced."

                           (b) In section 1.1 of the Credit Agreement, the definition of "Borrowing Base" is hereby deleted in its entirety and replaced with the following definition:

                           "'Borrowing Base' means, at any time and subject to change from time to time in the Lender's sole discretion, the lesser of

                            (a) the Commitment, or

                            (b) the sum of

                                    (i)  the  lesser  of  (A)  80 % of  Eligible
                                    Accounts,  or (B) Three Million Five Hundred
                                    Thousand Dollars ($3,500,000.00), plus

                                    (ii)  the  lesser  of (A)  50%  of  Eligible
                                    Inventory, or (B) Two Hundred Fifty Thousand
                                    Dollars ($250,000).

                           "The dollar amount in section (b)(ii)(B) above may be increased by Lender to Five Hundred Thousand Dollars ($500,000.00) if Borrower obtains a signed written agreement with International Business Machines Corporation ("IBM"), satisfactory to Lender in its sole discretion, providing in substance that IBM terminates any and all claims it may have to a security interest in any of the Collateral.

                           "Borrower acknowledges and agrees that, as of the date of the First Amendment to the Credit Agreement, the outstanding principal balance of the Advances plus the L/C Amount exceeds the Borrowing Base as defined in the Credit Agreement prior to this First Amendment. This overadvance will be cured by Borrower by the deadlines specified below, by Borrower reducing the overadvance amount to the amounts stated below:

                           Overadvance amount to be reduced      By this date:
                           to no more than this amount:          -------------
                           ----------------------------

                                    $900,000.00                  Date of this First Amendment

                                    $500,000.00                  April 28, 1997

                                    $250,000.00                  May 5, 1997

                                            -0-                  May 9, 1997."

                  At the earlier of May 1, 1997 or the date of Borrower's receipt of payment from CSK, Inc. of an invoice in the amount of $1,350,000.00, the replacement definition of "Borrowing Base" as stated immediately above will be deleted in its entirety and replaced with the following definition:

                           "'Borrowing Base' means, at any time and subject to change from time to time in the Lender's sole discretion, the lesser of

                            (a) the Commitment, or

                            (b) the sum of

                                    (i)  the  lesser  of  (A)  80 % of  Eligible
                                    Accounts,   or  (B)  Three  Million  Dollars
                                    ($3,000,000.00), plus

                                    (ii)  the  lesser  of (A)  50%  of  Eligible
                                    Inventory, or (B) Two Hundred Fifty Thousand
                                    Dollars ($250,000).

                           "The dollar amount in section (b)(ii)(B) above may be increased by Lender to Five Hundred Thousand Dollars ($500,000.00) if Borrower obtains a signed written agreement with International Business Machines Corporation ("IBM"), satisfactory to Lender in its sole discretion, providing in substance that IBM terminates any and all claims it may have to a security interest in any of the Collateral."

                           "Borrower acknowledges and agrees that, as of the date of the First Amendment to the Credit Agreement, the outstanding principal balance of the Advances plus the L/C Amount exceeds the Borrowing Base as defined in the Credit Agreement prior to this First Amendment. This overadvance will be cured by Borrower by the deadlines specified below, by Borrower reducing the overadvance amount to the amounts stated below:

                           Overadvance amount to be reduced      By this date:
                           to no more than this amount:          -------------
                           ----------------------------

                                    $900,000.00                  Date of this First Amendment

                                    $500,000.00                  April 28, 1997

                                    $250,000.00                  May 5, 1997

                                            -0-                  May 9, 1997."

                   3. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

                   4. The Borrower agrees to pay the Lender a fully earned, non-refundable fee in the amount of $15,000.00 in consideration of the execution by the Lender of this Amendment. Said amount shall be advanced to Borrower's account under this Credit Facility with Lender on June 1, 1997.

                   5. This Amendment shall be effective upon receipt by the Lender of an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                           (a)  The   Temporary   Replacement   Revolving   Note
substantially in the form of Exhibit A hereto, duly executed on behalf of the Borrower (the "Temporary Replacement Note").

                           (b)  Certificate  of the  Secretary of each  Borrower
certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the Articles of Incorporation and Bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of the Borrower's Secretary dated as of February 28, 1997 as to Gateway Data Sciences Corporation and as of February 18, 1997 as to Gateway Credit Corporation, in connection with the execution and delivery of the Credit Agreement, continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Incumbency Certificate of the Borrower's Secretary dated as of February 18, 1997, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

                  6. The Borrower hereby represents and warrants to the Lender as follows:

                           (a)  The  Borrower  has  all   requisite   power  and
authority to execute this Amendment and the Temporary Replacement Note and to perform all of its obligations hereunder, and this Amendment and the Temporary Replacement Note have been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with their terms.

                           (b) The  execution,  delivery and  performance by the
Borrower of this Amendment and the Temporary Replacement Note have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                           (c)  All  of  the   representations   and  warranties
contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                   7. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby. Upon the satisfaction of each of the conditions set forth in section 5 hereof, the definition of "Note" and all references thereto in the Credit Agreement shall be deemed amended to describe the Temporary Replacement Note, which Temporary Replacement Note shall be issued by the Borrower to the Lender in replacement, renewal and amendment, but not in repayment, of the Note. At the earlier of May 1, 1997 or the date of Borrower's receipt of payment from CSK, Inc. of an invoice in the amount of $1,350,000.00, the definition of "Note" and all references thereto in the Credit Agreement shall be deemed amended to describe the Revolving Note dated as of February 21, 1997, which Revolving Note shall replace, renew and amend, but not repay, the Temporary Replacement Note.

                   8. The execution of this Amendment and acceptance of the Temporary Replacement Note and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

                   9. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  10. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under section 4 hereof.

                  11. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

                  12. Regarding "Eligible Inventory", Borrower acknowledges and agrees that its inventory is currently ineligible because Lender has not received a landlord's subordination, disclaimer and consent with respect to each lease of the Premises, a condition precedent in section 4.1(c) of the Credit Agreement.

                  13. Any breach by Borrower of the terms and conditions in this First Amendment shall be an Event of Default under section 8.1 of the Credit Agreement. Upon the occurrence of an Event of Default or at any time thereafter, the Lender may exercise any or all of the rights and remedies specified in section 8.2 of the Credit Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                        GATEWAY DATA SCIENCES
                                        CORPORATION, an Arizona corporation

                                        By /s/ Michael M. Gordon
                                           ---------------------------------

                                        Printed Name: Michael M. Gordon
                                                     -----------------------

                                         Its  President
                                             -------------------------------

                                        GATEWAY CREDIT CORPORATION,
                                        an Arizona corporation

                                        By /s/ Michael M. Gordon
                                           ---------------------------------

                                        Printed Name: Michael M. Gordon
                                                     -----------------------

                                         Its  President
                                             -------------------------------

                                        NORWEST BUSINESS CREDIT, INC.,
                                        a Minnesota corporation


                                        By  /s/ Darcy Della Flora
                                           ---------------------------------

                                        Printed Name: Darcy Della Flora
                                                     -----------------------

                                         Its  Vice President
                                             -------------------------------

                      TEMPORARY REPLACEMENT REVOLVING NOTE

$3,500,000.00                                                   Phoenix, Arizona
                                                                April 23, 1997


                  For value received, the undersigned, GATEWAY DATA SCIENCES CORPORATION, an Arizona corporation, and GATEWAY CREDIT CORPORATION, an Arizona corporation (jointly, the "Borrower"), hereby promises to pay on February 21, 2000 to the order of Norwest Business Credit, Inc., a Minnesota corporation (the "Lender"), at its main office in Phoenix, Arizona, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($3,500,000.00) or, if less, the aggregate unpaid principal amount of all advances made by the Lender to the Borrower pursuant to that certain Credit and Security Agreement (the "Credit Agreement") dated as of February 21, 1997 by and between the Lender and the Borrower, together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit Agreement. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

                  This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This
Note is the Note referred to in the Credit Agreement.

                  This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

                  The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

                  The Borrower agrees that the interest rate contracted for includes the interest rate set forth herein plus any other charges or fees set forth herein and costs and expenses incident to this transaction paid by the Borrower to the extent the same are deemed interest under applicable law.

                  Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                  At the earlier of May 1, 1997 or the date of Borrower's receipt of payment from CSK, Inc. of an invoice in the amount of $1,350,000.00, the Revolving Note dated as of February 21, 1997 shall replace, renew and amend, but not repay, this Temporary Replacement Revolving Note.

                                        GATEWAY DATA SCIENCES CORPORATION,
                                        an Arizona corporation


                                        By /s/ Michael M. Gordon
                                           ---------------------------------

                                        Printed Name: Michael M. Gordon
                                                     -----------------------

                                         Its  President
                                             -------------------------------


                                        GATEWAY CREDIT CORPORATION,
                                        an Arizona corporation


                                        By /s/ Michael M. Gordon
                                           ---------------------------------

                                        Printed Name: Michael M. Gordon
                                                     -----------------------

                                         Its  President
                                             -------------------------------